                                                                    EXHIBIT 24.1



                             PIONEER COMPANIES, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Pioneer Companies, Inc.., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, Post-Effective Amendment No. 1 to Form S-8 (the "Amendment"), to deregister all shares of Class A Common Stock of the Company, par value $0.01 per share, and participation interests in various employee benefit plans that were registered under the Registration Statement on Form S-8, File No. 333-58275, filed by the Company on July 1, 1998 (the "Original Form S-8"), and which remain unissued thereunder, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto;

                  NOW, THEREFORE, the undersigned, in his capacity as President and Chief Executive Officer and a Director of the Company, hereby constitutes and appoints Kent R. Stephenson and Jerry Bradley, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendment under the Securities Act, and any or all subsequent amendments to the Original Form S-8 (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of June, 2002.

                                     By:     /s/ MICHAEL J. FERRIS
                                        ----------------------------------------
                                        Name:    Michael J. Ferris
                                        Title:   President and Chief Executive
                                                 Officer and Director

                             PIONEER COMPANIES, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Pioneer Companies, Inc.., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, Post-Effective Amendment No. 1 to Form S-8 (the "Amendment"), to deregister all shares of Class A Common Stock of the Company, par value $0.01 per share, and participation interests in various employee benefit plans that were registered under the Registration Statement on Form S-8, File No. 333-58275, filed by the Company on July 1, 1998 (the "Original Form S-8"), and which remain unissued thereunder, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto;

                  NOW, THEREFORE, the undersigned, in his capacity as Chairman of the Board of Directors of the Company, hereby constitutes and appoints Kent
R. Stephenson and Jerry Bradley, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendment under the Securities Act, and any or all subsequent amendments to the Original Form S-8 (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of June, 2002.

                                     By:     /s/ DAVID N. WEINSTEIN
                                        ----------------------------------------
                                        Name:    David N. Weinstein
                                        Title:   Chairman of the Board

                             PIONEER COMPANIES, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Pioneer Companies, Inc.., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, Post-Effective Amendment No. 1 to Form S-8 (the "Amendment"), to deregister all shares of Class A Common Stock of the Company, par value $0.01 per share, and participation interests in various employee benefit plans that were registered under the Registration Statement on Form S-8, File No. 333-58275, filed by the Company on July 1, 1998 (the "Original Form S-8"), and which remain unissued thereunder, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto;

                  NOW, THEREFORE, the undersigned, in his capacity as a Director of the Company, hereby constitutes and appoints Kent R. Stephenson and Jerry Bradley, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendment under the Securities Act, and any or all subsequent amendments to the Original Form S-8 (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of June, 2002.

                                     By:     /s/ MARVIN E. LESSER
                                        ----------------------------------------
                                        Name:    Marvin E. Lesser
                                        Title:   Director

                             PIONEER COMPANIES, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Pioneer Companies, Inc.., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, Post-Effective Amendment No. 1 to Form S-8 (the "Amendment"), to deregister all shares of Class A Common Stock of the Company, par value $0.01 per share, and participation interests in various employee benefit plans that were registered under the Registration Statement on Form S-8, File No. 333-58275, filed by the Company on July 1, 1998 (the "Original Form S-8"), and which remain unissued thereunder, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto;

                  NOW, THEREFORE, the undersigned, in his capacity as Executive Vice President and Chief Financial Officer of the Company, hereby constitutes and appoints Kent R. Stephenson and Jerry Bradley, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendment under the Securities Act, and any or all subsequent amendments to the Original Form S-8 (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of June, 2002.

                                     By:     /s/ PHILIP J. ABLOVE
                                        ----------------------------------------
                                        Name:    Philip J. Ablove
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                             PIONEER COMPANIES, INC.

                                POWER OF ATTORNEY

                  WHEREAS, Pioneer Companies, Inc.., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, Post-Effective Amendment No. 1 to Form S-8 (the "Amendment"), to deregister all shares of Class A Common Stock of the Company, par value $0.01 per share, and participation interests in various employee benefit plans that were registered under the Registration Statement on Form S-8, File No. 333-58275, filed by the Company on July 1, 1998 (the "Original Form S-8"), and which remain unissued thereunder, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto;

                  NOW, THEREFORE, the undersigned, in his capacity as Vice President and Controller of the Company, hereby constitutes and appoints
Kent R. Stephenson and Jerry Bradley, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendment under the Securities Act, and any or all subsequent amendments to the Original Form S-8 (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of June, 2002.

                                     By:     /s/ PIERRE PRUD'HOMME
                                        ----------------------------------------
                                        Name:    Pierre Prud'homme
                                        Title:   Vice President and Controller